UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-07723
Worldwide Health Sciences Portfolio
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
August 31
Date of Fiscal Year End
February 28, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Worldwide Health Sciences Portfolio as of February 28, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.68%
			Percentage
Security	Shares	Value	of Net Assets

Major Capitalization — Europe — 7.89%(1)

Merck KGaA Co.	368,000	$27,534,734	2.23%
Novartis AG	1,000,000	36,483,310	2.96%
Shire PLC, ADR	940,000	33,332,400	2.70%

		$97,350,444	7.89%

Major Capitalization — Far East — 3.29%(1)

Shionogi & Co., Ltd.	2,502,600	$40,639,732	3.29%

		$40,639,732	3.29%

Major Capitalization — North America — 48.27%(1)

Abbott Laboratories	990,000	$46,866,600	3.80%
Amgen, Inc.(2)	1,050,000	51,376,500	4.16%
Baxter International, Inc.	775,000	39,455,250	3.20%
Biogen Idec, Inc.(2)	1,259,400	57,982,776	4.70%
Bristol-Myers Squibb Co.	2,750,000	50,627,500	4.10%
Covidien, Ltd.	1,000,000	31,670,000	2.57%
Genentech, Inc.(2)	1,250,000	106,937,500	8.67%
Genzyme Corp.(2)	900,000	54,837,000	4.44%
Gilead Sciences, Inc.(2)	1,250,000	56,000,000	4.54%
Schering-Plough Corp.	2,692,200	46,817,358	3.79%
Wyeth Corp.	1,300,000	53,066,000	4.30%

		$595,636,484	48.27%

Small & Mid Capitalization — Europe — 1.90%(1)

Elan Corp. PLC ADR (2)	3,800,000	$23,484,000	1.90%

		$23,484,000	1.90%

Small & Mid Capitalization — Far East — 4.12%(1)

Nichi-Iko Pharmaceutical Co., Ltd.	660,000	$18,691,792	1.52%
Sawai Pharmaceutical Co., Ltd.	320,000	15,622,885	1.27%
Towa Pharmaceutical Co., Ltd.	400,000	16,445,177	1.33%

		$50,759,854	4.12%

Small & Mid Capitalization — North America — 33.21%(1)

Alexion Pharmaceuticals, Inc.(2)	729,000	$24,931,800	2.02%
Align Technology, Inc.(2)	2,020,000	13,837,000	1.12%
Allos Therapeutics, Inc.(2)	1,692,900	9,547,956	0.77%
BioMarin Pharmaceutical, Inc.(2)	1,302,000	15,624,000	1.27%
Cubist Pharmaceuticals, Inc.(2)	1,135,000	16,128,350	1.31%
Exelixis, Inc.(2)	3,040,000	13,132,800	1.06%
Genomic Health, Inc.(2)	941,000	18,518,880	1.50%
Gen-Probe, Inc.(2)	602,300	24,435,311	1.98%
InterMune, Inc.(2)	989,900	14,897,995	1.21%
Masimo Corp.(2)	1,200,000	29,988,000	2.43%
Mylan Laboratories, Inc.(2)	3,121,800	38,803,974	3.14%
NPS Pharmaceuticals, Inc.(2)	3,230,000	14,696,500	1.19%
Onyx Pharmaceuticals, Inc.(2)	1,315,100	39,439,849	3.20%
OSI Pharmaceuticals, Inc.(2)	795,000	27,109,500	2.20%
Par Pharmaceutical Cos., Inc.(2)	1,063,000	14,159,160	1.15%
PDL BioPharma, Inc.	574,800	3,374,076	0.27%
United Therapeutics Corp.(2)	525,800	35,286,438	2.86%
Vertex Pharmaceuticals, Inc.(2)	1,850,000	55,925,500	4.53%

		$409,837,089	33.21%

Total Common Stocks
(identified cost $1,314,170,882)		$1,217,707,603

Call Options — 0.00%
	Number of	Strike	Expiration		Percentage
Description	Contracts	Price	Date	Value	of Net Assets

Small & Mid Capitalization — North America — 0.00%(1)

Orchid Cellmark, Inc.(2)(3)	1,600	$21.7	7/24/2011	$0	0.00%
Orchid Cellmark, Inc.(2)(3)	649	23.5	7/24/2011	19	0.00%
Orchid Cellmark, Inc.(2)(3)	649	8.05	9/29/2011	0	0.00%

				$19	0.00%

Total Call Options
(identified cost $0)				$19

See notes to financial statements

Worldwide Health Sciences Portfolio as of February 28, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Short-Term Investments — 1.32%
	Interest		Percentage
Description	(000’s omitted)	Value	of Net Assets

Cash Management Portfolio, 0.05%(4)	$16,225	$16,224,517	1.32%

Total Short-Term Investments
(identified cost $16,224,517)		$16,224,517

Total Investments
(identified cost $1,330,395,399)		$1,233,932,139	100.00%

Other Assets, Less Liabilities		$32,745	0.00%

Net Assets		$1,233,964,884	100.00%

ADR - American Depository Receipt

(1)	Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)	Non-income producing security.

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 28, 2009.

See notes to financial statements

Worldwide Health Sciences Portfolio as of February 28, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,314,170,882)	$1,217,707,622
Affiliated investment, at value (identified cost, $16,224,517)	16,224,517
Foreign currency, at value (identified cost, $1,169,968)	1,165,760
Dividends receivable	724,993
Interest receivable from affiliated investment	1,905
Tax reclaims receivable	3,466,037

Total assets	$1,239,290,834

Liabilities

Payable for investments purchased	$3,880,700
Payable to affiliate for investment adviser fee	1,137,600
Payable to affiliate for administration fee	221,263
Accrued expenses	86,387

Total liabilities	$5,325,950

Net Assets applicable to investors’ interest in Portfolio	$1,233,964,884

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,330,435,426
Net unrealized depreciation (computed on the basis of identified cost)	(96,470,542)

Total	$1,233,964,884

Statement of Operations

For the Six Months Ended
February 28, 2009

Investment Income

Dividends (net of foreign taxes, $294,001)	$7,176,270
Interest income allocated from affiliated investment	267,251
Expenses allocated from affiliated investment	(64,078)

Total investment income	$7,379,443

Expenses

Investment adviser fee	$7,358,742
Administration fee	1,455,776
Trustees’ fees and expenses	25,250
Custodian fee	140,936
Legal and accounting services	38,262
Miscellaneous	11,879

Total expenses	$9,030,845

Net investment loss	$(1,651,402)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$27,326,282
Foreign currency transactions	(454,709)

Net realized gain	$26,871,573

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(370,372,871)
Foreign currency	(219,787)

Net change in unrealized appreciation (depreciation)	$(370,592,658)

Net realized and unrealized loss	$(343,721,085)

Net decrease in net assets from operations	$(345,372,487)

See notes to financial statements

Worldwide Health Sciences Portfolio as of February 28, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	February 28, 2009	Year Ended
in Net Assets	(Unaudited)	August 31, 2008

From operations —
Net investment income (loss)	$(1,651,402)	$6,484,133
Net realized gain from investment and foreign currency transactions	26,871,573	219,933,698
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(370,592,658)	(114,470,675)

Net increase (decrease) in net assets from operations	$(345,372,487)	$111,947,156

Capital transactions —
Contributions	$142,536,611	$175,723,099
Withdrawals	(227,755,705)	(464,842,225)

Net decrease in net assets from capital transactions	$(85,219,094)	$(289,119,126)

Net decrease in net assets	$(430,591,581)	$(177,171,970)

Net Assets

At beginning of period	$1,664,556,465	$1,841,728,435

At end of period	$1,233,964,884	$1,664,556,465

See notes to financial statements

Worldwide Health Sciences Portfolio as of February 28, 2009

FINANCIAL STATEMENTS CONT’D
Supplementary Data

	Six Months Ended		Year Ended August 31,
	February 28, 2009
	(Unaudited)		2008		2007		2006		2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.31	%(1)	0.81	%(2)	0.62	%(2)	0.81	%(2)	0.82	%(2)	1.08%
Expenses after custodian fee reduction	1.31	%(1)	0.81	%(2)	0.62	%(2)	0.81	%(2)	0.82	%(2)	1.07%
Net investment income (loss)	(0.24	)%(1)	0.39%		0.28%		(0.01)%		0.03%		(0.37)%
Portfolio Turnover	24	%(3)	69%		46%		14%		13%		13%

Total Return	(21.00	)%(3)	7.62%		8.76%		4.03%		10.85%		6.33%

Net assets, end of period (000’s omitted)	$1,233,965		$1,664,556		$1,841,728		$2,268,551		$2,563,397		$2,505,400

(1)	Annualized.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended August 31, 2008, 2007, 2006 and 2005).

(3)	Not annualized.

See notes to financial statements

Worldwide Health Sciences Portfolio as of February 28, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 28, 2009, Eaton Vance Worldwide Health Sciences Fund (the Fund) held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No

Worldwide Health Sciences Portfolio as of February 28, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of February 28, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

J  Interim Financial Statements — The interim financial statements relating to February 28, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

Worldwide Health Sciences Portfolio as of February 28, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

2   Investment Adviser Fee and Other Transactions
with Affiliates

The investment adviser fee is earned by OrbiMed Advisors, LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and OrbiMed, the fee is computed at an annual rate of 1.00% of the Portfolio’s first $30 million in average daily net assets, 0.90% of the next $20 million, 0.75% of the next $450 million, 0.70% from $500 million up to $1 billion, 0.65% from $1 billion up to $1.5 billion, 0.60% from $1.5 billion up to $2 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. In addition, effective September 1, 1997, OrbiMed’s fee is subject to an upward or downward performance adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor’s 500 Index over a 36-month performance period. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the six months ended February 28, 2009, the Portfolio’s adviser fee totaled $7,420,379 of which $61,637 was allocated from Cash Management and $7,358,742 was paid or accrued directly by the Portfolio. For the six months ended February 28, 2009, the investment adviser fee, including an upward performance adjustment of $2,479,114, and including the portion allocated from Cash Management, was equivalent to 1.06% (annualized) of the Portfolio’s average daily net assets.

The administration fee is earned by EVM as compensation for administrative services rendered to the Portfolio. Pursuant to the administration agreement and subsequent fee reduction agreements between the Portfolio and EVM, the fee is computed at an annual rate of 0.225% of the Portfolio’s average daily net assets up to $500 million, 0.208% from $500 million up to $1 billion, 0.192% from $1 billion up to $1.5 billion, 0.175% from $1.5 billion up to $2 billion and at reduced rates as daily net assets exceed that level. For the six months ended February 28, 2009, the administration fee was equivalent to 0.21% (annualized) of the Portfolio’s average daily net assets and amounted to $1,455,776.

Except for Trustees of the Portfolio who are not members of OrbiMed’s or EVM’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $352,472,082 and $327,029,131, respectively, for the six months ended February 28, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at February 28, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,330,314,574

Gross unrealized appreciation	$161,110,952
Gross unrealized depreciation	(257,493,387)

Net unrealized depreciation	$(96,382,435)

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 28, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets,

Worldwide Health Sciences Portfolio as of February 28, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Concentration of Credit Risk

As the Portfolio concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio’s shares can also be impacted by regulatory activities that affect health sciences companies.

8   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective September 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At February 28, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$1,114,997,800
Level 2	Other Significant Observable Inputs	118,934,320
Level 3	Significant Unobservable Inputs	19

Total		$1,233,932,139

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of August 31, 2008	$269
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	(250)
Net purchases (sales)	—
Net transfers to (from) Level 3	—

Balance as of February 28, 2009	$19

Eaton Vance Worldwide Health Sciences Fund
Worldwide Health Sciences Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Worldwide Health Sciences Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	99,115,777	1,886,555
Thomas E. Faust Jr.	99,121,692	1,880,639
Allen R. Freedman	99,104,961	1,897,370
William H. Park	99,122,669	1,879,662
Ronald A. Pearlman	99,062,596	1,939,735
Helen Frame Peters	99,095,048	1,907,283
Heidi L. Steiger	99,126,162	1,876,169
Lynn A. Stout	99,098,298	1,904,033
Ralph F. Verni	99,105,825	1,896,507

Each nominee was also elected a Trustee of Worldwide Health Sciences Portfolio.

Worldwide Health Sciences Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	98%	2%
Thomas E. Faust Jr.	98%	2%
Allen R. Freedman	98%	2%
William H. Park	98%	2%
Ronald A. Pearlman	98%	2%
Helen Frame Peters	98%	2%
Heidi L. Steiger	98%	2%
Lynn A. Stout	98%	2%
Ralph F. Verni	98%	2%

Results are rounded to the nearest whole number.

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, with OrbiMed Advisors, LLC (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (the “Administrator”), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board noted that the Fund’s performance relative to its peers was affected by the Adviser’s focus on pharmaceutical and biotechnology companies, which have in recent periods underperformed other types of health sciences companies. The Board concluded that it would be appropriate to allow additional time to evaluate the effectiveness of this investment focus in generating satisfactory long-term performance results.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Portfolio and the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to the Administrator of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund and Portfolio on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

Eaton Vance Worldwide Health Sciences Fund

OFFICERS AND TRUSTEES

Eaton Vance Worldwide Health Sciences Fund

Officers Thomas E. Faust Jr. Trustee and President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Worldwide Health Sciences Portfolio

Officers Samuel D. Isaly President Duncan W. Richardson Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

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Sponsor and Manager of Eaton Vance Worldwide Health Sciences Fund
and Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors, LLC
767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Worldwide Health Sciences Fund
Two International Place
Boston, MA 02110
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

426-4/09	HSSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Worldwide Health Sciences Portfolio

By:	/s/ Samuel D. Isaly Samuel D. Isaly President

Date:	April 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer

Date:	April 9, 2009

By:	/s/ Samuel D. Isaly Samuel D. Isaly President

Date:	April 9, 2009